UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): July 25, 2019

VIRTU FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-37352 (Commission File No.)	32-0420206 (IRS Employer Identification No.)

One Liberty Plaza

New York, NY 10006

(Address of principal executive offices)

(212) 418-0100

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Class A common stock, par value $0.00001 per share	VIRT	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 7.01 Regulation FD Disclosure.

Notes Offering

On June 26, 2019, Virtu Financial, Inc., a Delaware corporation (“Virtu” or the “Company”), along with its subsidiaries, VFH Parent LLC and Orchestra Co-Issuer, Inc. (together, the “Issuers”), launched an offering of $525.0 million aggregate principal amount of senior secured first lien notes (the “Notes Offering”), the proceeds of which would be used  to redeem the Issuers’ senior secured second lien notes due 2022 (the “Existing Notes”).  As the potential transactions were opportunistic in nature, the Issuers have elected not to pursue the Secured Notes Offering at this time due to market conditions. However, the Issuers may elect to pursue one or more new debt transactions in the future.

Rescission of Conditional Notice of Redemption

On July 25, 2019, the Issuers delivered a Rescission of Conditional Notice of Redemption (the “Notice”) with respect to the Existing Notes.  The Notice was issued pursuant to the terms of the Indenture, dated as of June 16, 2017 (the “Indenture”), among the Issuers, the guarantors party thereto and U.S Bank National Association, as trustee.

The Notice rescinds the Conditional Notice of Redemption, dated June 26, 2019 (the “Original Redemption Notice”), which provided for the redemption by the Issuers of all outstanding Existing Notes subject to, among other things, the completion of the Notes Offering, and provides that no Existing Notes shall be redeemed on July 26, 2019.

The information contained in this Item 7.01 is furnished solely pursuant to Item 7.01 of this Form 8-K.  Consequently, it shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section.  It may only be incorporated by reference in another filing under the Exchange Act or Securities Act of 1933, as amended, if such subsequent filing specifically references this Form 8-K.

Forward-Looking Statements

This Current Report on Form 8-K and the exhibits hereto contain forward-looking statements. These forward-looking statements are subject to numerous uncertainties and factors relating to the Company’s operations and business environment.  Any forward-looking statements in this release are based upon information available to the Company on the date of this release. The Company does not undertake to publicly update or revise its forward-looking statements even if experience or future changes make it clear that any statements expressed or implied therein will not be realized. Additional information on risk factors that could potentially affect the Company’s financial results may be found in the Company’s filings with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Virtu Financial, Inc.

By	/s/ Justin Waldie
Name:	Justin Waldie
Title:	Senior Vice President, Secretary and General Counsel

Dated: July 25, 2019